                                EXHIBIT 10.12a

                                 [LETTERHEAD]



March 21, 1996


Mr. James R. Dunathan
President and Chief Executive Officer
Anchor Pacific Underwriters, Inc.                        DELIVERED BY FACSIMILE
1800 Sutter St. Suite 400                                (510) 676-9317
Concord, California 94520


re: Mutual Release and Settlement Agreement

Dear Jim:

Based upon telephone conversations with Earl Wiklund, I believe we have reached terms to conclude our business relationship on a mutually beneficial basis. The following summarizes our agreement:

1) Anchor Pacific Underwriters, Inc. and Harden & Company Insurance Services, Inc. will pay to BRC Health Care (formerly known as CMSI), $125,000 to settle any and all (i) open and/or disputed invoices for programming services, and (ii) marketing rights associated with the software in question ("Agreed Settlement Amount").

2) Anchor Pacific will pay the Agreed Settlement Amount to BRC in the following manner:

      a) $50,000 no later than March 28, 1996; and
      b) $75,000 to be paid as follows:

         1) 8 consecutive monthly payments of $5,500 commencing April, 1996 and due by the 25th of each month; and

         2) $31,000 no later than December 26, 1996.

3) It is our mutual intent that the Agreed Settlement Amount is to be received by BRC within the 1996 calendar year. Anchor retains the right to payoff the amounts due to BRC on or before December 26, 1996 at any time without penalty. However, if Anchor defaults in making any of these payments, BRC will have the right, but not the obligation, to assess interest charges at the prevailing prime interest rate plus two points at the time of default on the remaining outstanding balance, and continuing until the remaining balance of the Agreed Settlement Amount is paid.

4) As part hereof, Anchor agrees to execute a UCC-1 Financing Statement and Note Payable Agreement in the forms attached hereto.

Please signify your acceptance of this agreement where indicated below and return one of the originals to my attention at the address listed above. All payments of the Agreed Settlement Amount should be remitted to:

                                       BRC Health Care, Inc.
                                       1111 W. Mockingbird Lane Ste #1400
                                       Dallas, Texas 75247-5014
                                       Attn: Darrell T. Carpenter

Letter: Mutual Release and Settlement Agreement
March 21, 1996
Page 2 of 2


It is my understanding that your Board of Directors has given their tentative approval to the structure of this agreement and we can proceed with the completion of the attached documents. However, if you have any questions concerning the attachments or this proposed agreement, please call me directly at (214) 640-5611.

To my knowledge, this proposed agreement would close all the outstanding issues between our two organizations and we can proceed with the transition of services from BRC to Anchor. The items involved in the transition are:

   a) Employment transition of existing BRC personnel into Anchor's organization;

   b) Value settlement of the document and forms inventory;

   c) Anchor's acquisition of BRC's Checkguard check writing system that was purchased, developed and installed by BRC to facilitate Anchor's check writing process; and

   d) Transference of BRC owned computer equipment to BRC's Dallas office.

Thank you for your help in concluding this matter and best wishes for your organization's success in the future.

Very truly yours,

/s/ DARRELL T. CARPENTER

Darrell T. Carpenter
Division Controller
BRC Health Care, Inc.

ACKNOWLEDGED AND ACCEPTED THIS 25TH DAY OF MARCH, 1996:

ANCHOR PACIFIC UNDERWRITERS, INC.

By:  /s/ JAMES R. DUNATHAN
     ---------------------
     James R. Dunathan
     President and Chief Executive Officer

Enclosures:  Note Payable Agreement.
             UCC-1 Financing Statement.

cc:  Earl Wiklund, CFO, Anchor Pacific Underwriters, Inc.
     David Hart, Exec. VP, BRC Health Care
     David Koeninger, Sr. VP, BRC Health Care

                                PROMISSORY NOTE

$125,000.00                                                     March 25, 1996

   For value received, the undersigned ("Maker"), promise(s) to pay to the order of BRC Health Care, Inc., an Oregon corporation ("Payee"), the principal sum of One Hundred Twenty-Five Thousand and No/100 Dollars ($125,000.00) in lawful money of the United States of America which shall be legal tender for the payment of this debt without interest. The principal shall be due and payable as follows:

   Principal and interest on this Note are payable at Business Records Corporation, 1111 W. Mockingbird Lane, Suite 1400, Dallas, Texas 75247,
Attention: Mr. Darrell T. Carpenter.

   Maker agrees to execute whatever additional documentation that BRC deems necessary and/or desirable to perfect its secured interest thereunder and thereunder through an UCC-1 Financing Statement to be filed with the Texas Secretary of State's Office once it has been executed by Maker ("Security Document"). The file-stamped copy of the Security Document shall be attached hereto and incorporated herein as Exhibit "A". Any default under the letter agreement attached hereto as Exhibit "B" ("Letter Agreement"), and/or the Security Document, or hereunder (collectively the "Default"), shall cause Payee to have the option, but not the obligation, to accelerate the entire principal balance to become due and payable immediately, without notice or demand. An event of Default shall be deemed to have occurred upon any the following:

      1. Default in the payment of principal due hereunder or in the performance of any of the covenants or provisions of the Letter Agreement, or Security Document executed in connection with the indebtedness evidenced hereby; and/or

      2. The death, liquidation, termination or dissolution of Maker or any other party liable for the payment hereof, whether as endorser, guarantor, surety or otherwise; and/or

      3. The bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any property of any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise.

   During the existence of any default hereunder or under any instrument securing or evidencing the indebtedness evidenced hereby, the entire unpaid balance of principal shall bear interest at the highest rate permitted by applicable law, or, if no such maximum rate is established by applicable law, then at the rate of prime plus two %.

   Maker hereby waives presentment for payment, demand and notice of nonpayment of this Note, and understands that BRC, may in its sole discretion, extend repayment of any part or whole of the debt at any time at the request of Maker. Provided, however, that in the event this Note shall be placed in the hands of an attorney for collection, Maker shall also be liable to BRC for any reasonable attorneys fees and costs incurred in connection with such collection.

   This Note shall be governed by, and construed in accordance with the laws of the State of Texas, and the United States of America to the extent that the laws of the United States of America would permit the holder hereof to contract for, charge, receive, take and reserve a greater amount of interest than would otherwise be permitted by applicable Texas law.

Promissory Note
Anchor Pacific Underwriters, Inc.
Page 2 of 2

   Whenever used herein, the words "Maker" and "Payee" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

   In Witness Whereof, the undersigned has hereunto set its hand as of the day and year first above written.

                                       MAKER:

                                       ANCHOR PACIFIC UNDERWRITERS, INC.
                                       a Delaware Corporation

                                       By: /s/ JAMES R. DUNATHAN
                                       Its: President / C.E.O.

                      THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE.


- ------------------------------------------------|---------------------------|---------|------------------|-------------------
1. DEBTOR (IF PERSONAL) LAST NAME               | FIRST NAME                |M.I.     |1A. PREFIX        | 1B. SUFFIX
   Anchor Pacific Underwriters, Inc.            |                           |         |                  |
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
1C. MAILING ADDRESS                                            |1D. CITY, STATE                          |1E. ZIP CODE
    1800 Sutter Street, Suite 400                              |   Concord, California                   |     94520
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
2. ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME    | FIRST NAME                |M.I.     |2A. PREFIX        | 2B. SUFFIX
   Harden & Company Insurance Services, Inc.    |                           |         |                  |
- ------------------------------------------------|--------------|------------|---------|------------------|-------------------
2C. MAILING ADDRESS                                            |2D. CITY, STATE                          |2E. ZIP CODE
    1800 Sutter Street, Suite 400                              |   Concord, California                   |     94520
- ------------------------------------------------|--------------|------------|----------------------------|-------------------
3. SECURED PARTY (IF PERSONAL) LAST NAME        | FIRST NAME                |M.I.
   BRC Health Care, Inc.                        |                           |
- ------------------------------------------------|--------------|------------|----------------------------|-------------------
3A. MAILING ADDRESS                                            |3B. CITY, STATE                          |3C. ZIP CODE
    1111 W. Mockingbird Ln., Suite 1400                        |   Dallas, Texas                         |     75247
- ---------------------------------------------------------------|-----------------------------------------|-------------------
4. ASSIGNEE OF SECURED PARTY (IF ANY)

- ---------------------------------------------------------------|-----------------------------------------|-------------------
4A. MAILING ADDRESS                                            |4B. CITY, STATE                          |4C. ZIP CODE
                                                               |                                         |
- ---------------------------------------------------------------|-----------------------------------------|-------------------
5. This FINANCING STATEMENT covers the following types or items of property. (If collateral is crops, fixtures, timber or minerals, read Instruction B. 5-6 on back.)

   Promissory Note and Letter Agreement dated March 21, 1996.



- -------------------------------------------------|--------------------------------------------------------------------------
6. CHECK ONLY         6A.       PRODUCTS OF      | 6B.    THIS FINANCING STATEMENT IS          NUMBER OF ADDITIONAL
   IF                    /  /   COLLATERAL ARE   |    / / TO BE FILED FOR RECORD IN            SHEETS
   APPLICABLE                   ALSO COVERED     |        THE REAL ESTATE RECORDS.             PRESENTED-----------
- -------------------------------------------------|--------------------------------------------------------------------------
7. CHECK              7A. THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
   APPROPRIATE            INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN    / /(1)   / /(2)  / /(3)  / /(4)  / /(5)
   BOX                    COLLATERAL IN ACCORDANCE WITH INSTRUCTION B. 7 ITEM:
- ----------------------------------------------------------------------------------------|------------------------------------|
8. SIGNATURE(S)                                                                         |THIS SPACE FOR USE OF FILING OFFICER|
   OF                         /s/ JAMES R. DUNATHAN       PRES./C.E.O.                  |(DATE, TIME, NUMBER, FILING OFFICER)|
   DEBTOR(S)                                                                            |                                    |
- ----------------------------------------------------------------------------------------|                                    |
                                                                                        |                                    |
                              ANCHOR PACIFIC UNDERWRITERS, INC.                         |                                    |
                                                                                        |                                    |
- ----------------------------------------------------------------------------------------|                                    |
   SIGNATURE(S)                                                                         |                                    |
   OF                         /s/ EARL WIKLUND                                          |                                    |
   SECURED PARTY(IES)                                                                   |                                    |
- ----------------------------------------------------------------------------------------|                                    |
                                                                                        |                                    |
                                                                                        |                                    |
                                                                                        |                                    |
- ----------------------------------------------------------------------------------------|                                    |
9. Return copy to:                                                                      |                                    |
                                                                                        |                                    |
   NAME      BRC Health Care, Inc.                                                      |                                    |
   ADDRESS   1111 W. Mockingbird Lane, Suite 1400                                       |                                    |
   CITY      Dallas, Texas 75247                                                        |                                    |
   STATE     Attn: Division Controller                                                  |                                    |
   ZIP                                                                                  |                                    |
- ----------------------------------------------------------------------------------------|------------------------------------|